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                                  EXHIBIT 2 TO
                               PROXY STATEMENT OF
                         KINDER MORGAN MANAGEMENT, LLC

 ANNUAL REPORT ON FORM 10-K OF KINDER MORGAN ENERGY PARTNERS, L.P. FOR THE YEAR ENDED DECEMBER 31, 2001 (ATTACHED AS ANNEX A TO THE ANNUAL REPORT ON FORM 10-K
OF KINDER MORGAN MANAGEMENT, LLC FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDED
                              AS EXHIBIT 1 HERETO)